SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  October 26, 2006

Date of Earliest Event Reported:  October 26, 2006

COMMSCOPE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12929	36-4135495
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification Number)

1100 CommScope Place, SE

P.O. Box 339

Hickory, North Carolina 28602

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (828) 324-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On October 26, 2006, CommScope, Inc. issued a press release relating to its financial results for the third quarter of 2006. A copy of the press release is attached hereto as Exhibit 99.1 and is being furnished, not filed, pursuant to Item 2.02 of this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

Exhibit	Description
99.1	CommScope, Inc. Press Release relating to third quarter 2006 financial results, dated October 26, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 26, 2006

COMMSCOPE, INC.
By:	/s/ JEARLD L. LEONHARDT
Name: Jearld L. Leonhardt
Title: Executive Vice President and
Chief Financial Officer

INDEX OF EXHIBITS

Exhibit	Description
99.1	CommScope, Inc. Press Release relating to third quarter 2006 financial results, dated October 26, 2006.